EXHIBIT 10.23

Keppel Logistics

ADDENDUM TO LEASE AGREEMENT

Keppel Logistics Pte Ltd                                                       Other logistics centres:

(Co Reg No. 197302345E)                                                       • 44 Benoi Road, Singapore 629904

Head Office                                  • 27 Benoi Sector, Singapore 629859

7 Gul Circle

Singapore 629563

Tel: (65) 68611911

Fax: (65) 68612168

E-mail: keplog@keppellog.com

This Addendum No: 2010/678 is made on the 1 June 2010 between KEPPEL LOGISTICS PTE LTD, a Company incorporated under the laws of Singapore having its registered office at 1 Harbour Front Avenue, #18-01 Keppel Bay Tower, Singapore 098632 (hereinafter called "the Lessor") and AFFYMETRIX PTE LTD, a Company incorporated under the laws of Singapore having its principal place of business at No.7 Gul Circle, #2M01 -10, Singapore 629563 (hereinafter called "the Lessee").

NOW IT IS HEREBY AGREED as follows:

1.          Option for Extension:

The Lessee agrees to exercise its lease option in accordance with the Agreement for Lease for a period of Five (5) years only.

The extended lease shall commence on 1st January 2011 and expire on 31st December 2015 based on the revised rent as set out in Schedule 1.

The Lessee may lease the premises for Two (2) further extensions of five (5) years each after 31st December 2015, provided that the Lessee shall no more than twelve (12) months nor less than six (6) months before the expiration of each extension of the Lease, give to the Lessor notice in writing of his desire and if the Lessee shall have paid all rent payable and shall have performed and observed the terms and conditions in the Lease Agreement up to the termination of the tenancy hereby created, the Lessor will let the Premises to the Lessee for a further term of Five (5) years at a rent to be decided between the Lessor, subject to any increase or decrease in rent not exceeding 10% of the rent in the preceding term, and the Lessee and upon the covenants and conditions contained in the Lease.

All other terms and conditions as per Lease Agreement signed and dated 13 February 2006 remains unchanged.

“All business is transacted only in accordance with the Singapore Logistics Association Standard Trading Conditions (2004). Copy is available upon application”

Keppel Logistics

IN WITNESS whereof, the parties hereinafter set their respective hands the day and year first above written.

For and on behalf of                                                                                                                                      For and on behalf of
KEPPEL LOGISTICS PTE LTD                                                                                                                AFFYMETRIX PTE LTD
/s/ Gui Eng Hwee                                                                                                                                          /s/ Choy Kem Wah
Name: GUI ENG HWEE                                                                                                                                Name: Choy Kem Wah
Title: Chief Executive Officer                                                                                                                    Title: Vice President & General Manager

Company's Stamp                                                                                                                                         Company's Stamp

Witnessed By:                                                                                                                                               Witnessed By:
/s/ Desmond Boo                                                                                                                                          /s/ Eunice Wong
Name: DESMOND BOO                                                                                                                              Name: Eunice Wong
Title: General Manager                                                                                                                               Title: Director, Materials

Keppel Logistics

AFFYMETRIX PTE LTD

SCHEDULE 1

RATE SCHEDULE

SINGAPORE DOLLARS

DESCRIPTION                                                                                              UNIT PRICE

A)           REVISED RENTAL FOR FIVE (5) YEARS RENEWAL

S/N     Description                                                                                         Rental Rates (S$/perS/N
                           per calendar month)

Rental Rates Effective 1st Year from 1st Jan 2011 to 31 Dec 2011

1          Warehouse Space, 3rd Floor - 136,000 sq ft                                    $132,440

2          Office Space - Unit No. #2M01-08 - 9170 sq ft                                $13,800

3          Office Space - Unit No. #2M09-10 -1875 sq ft                                 $3,562.50

4          Roof Top Open Space                                                                        $780

Rental Rates Effective 2nd Year from 1st Jan 2012 to 31 Dec 2012

1          Warehouse Space, 3rd Floor - 136,000 sq ft                                    $133,050

2          Office Space - Unit No. #2M01-08 - 9170 sq ft                                $13,865

3          Office Space - Unit No. #2M09-10 -1875 sq ft                                 $3,562.50

4          Roof Top Open Space                                                                        $780

Rental Rates Effective 3rd Year from 1st Jan 2013 to 31 Dec 2013

1          Warehouse Space, 3rd Floor - 136,000 sq ft                                    $134,900

2          Office Space - Unit No. #2M01-08 - 9170 sq ft                                $14,055

3          Office Space - Unit No. #2M09-10 -1875 sq ft                                 $3,562.50

4          Roof Top Open Space                                                                        $780

Keppel Logistics

Rental Rates Effective 4th and 5th Year from 1st Jan 2014 to 31 Dec 2015

1          Warehouse Space, 3rd Floor - 136,000 sq ft                                    $135,500

2          Office Space - Unit No. #2M01-08 - 9170 sq ft                                $14,120

3          Office Space - Unit No. #2M09-10 -1875 sq ft                                 $3,562.50

4          Roof Top Open Space                                                                        $780

** - Rates exclude utility charge and JTC subletting fees.
- Monthly rent to be paid in advance on the first day of each month.

THE RATES DO NOT INCLUDE GOODS AND SERVICES TAX (GST).